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                                                                   Exhibit 10.14


                                                                          [LOGO]
                                                                        ANDERSEN






Consent of Independent Public Accountants

As Independent Public Accountants, we hereby consent to the use in this Annual Report on Form 20-F, as amended, filed by Companhia Vale do Rio Doce (Registration No. 000-26030), which is incorporated by reference in the Registration Statement on Form F-3 (Registration No. 333-82136), of our reports dated January 18, 2001 and January 17, 2000, relating to the financial statements of Mineracao Rio do Norte, translated into US Dollars, for the years ended December 31, 2000, 1999 and 1998 prepared in conformity with generally accepted principles in the United States, which are included in such Annual Report.


/s/ ARTHUR ANDERSEN S/C

Rio de Janeiro, Brazil
March 6, 2002